Acquisitions & Dispositions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions & Dispositions

4. Acquisitions & Dispositions

Nestor Sales LLC

On July 31, 2015, Essendant Co. completed the acquisition of 100% of the capital stock of Nestor Sales LLC (“Nestor”), a leading wholesaler and distributor of tools, equipment and supplies to the transportation industry. The purchase price was $41.8 million. This acquisition was funded through a combination of cash on hand and cash available under the Company’s revolving credit facility. Purchase accounting for this transaction was completed as of June 30, 2016.

Nestor contributed $69.0 million and $64.9 million to the Company’s 2017 and 2016 net sales, respectively. Had the Nestor acquisition been completed as of the beginning of 2015, the Company’s unaudited pro forma net sales and net income for the twelve-month periods ended December 31, 2015 would not have been materially impacted.

The final allocation of the purchase price was as follows (amounts in thousands):

Purchase price, net of cash acquired	$39,983

Accounts receivable	(9,230)
Inventories	(12,067)
Other current assets	(339)
Property, plant and equipment, net	(1,251)
Other assets	(752)
Intangible assets	(16,930)
Total assets acquired	(40,569)

Accounts payable	4,992
Accrued liabilities	1,943
Deferred income taxes	3,287
Other long-term liabilities	76
Total liabilities assumed	10,298
Goodwill	$9,712

The purchased identifiable intangible assets were as follows (amounts in thousands):

	Total	Estimated Life
Customer lists	$15,570	13 years
Trademark	1,360	2.5-15 years
Total	$16,930

Disposition of Azerty de Mexico

In September 2015, the Company completed the 100% stock-sale of its subsidiary, Azerty de Mexico, to the local general manager. The sale price was a combination of cash and a seller’s note, totaling $8.7 million. Final payment on the seller’s note was received in 2016. When the decision to sell the subsidiary was approved, in accordance with ASC 360-10-45-9 Property, Plant, and Equipment, Azerty de Mexico met all of the criteria to be classified as a held-for-sale asset disposal group. In accordance with ASC 350-20-40, Intangibles – Goodwill and Other, the Company allocated a proportionate share of the goodwill balance from the Office and Facilities reporting unit based on the subsidiary’s relative fair value to the reporting unit and performed an impairment test for the allocated goodwill utilizing the cost approach to value the subsidiary. Based upon the impairment test, the $3.3 million of goodwill allocated to the subsidiary was determined to be fully impaired. Additionally, in conjunction with classifying the subsidiary as a held-for-sale asset disposal group, the Company revalued the subsidiary to fair value using the cost-approach method less the estimated cost to sell. The carrying value of the disposal group, including a $10.1 million cumulative foreign currency translation adjustment, was then compared to the fair value less the estimated cost to sell, resulting in a pre-tax impairment loss of $10.1 million. The goodwill impairment of $3.3 million, the held-for-sale impairment of $10.1 million, and the additional costs to sell of $3.6 million were recorded in 2015 within “warehousing, marketing and administrative expenses.” The loss recorded upon the disposition of Azerty de Mexico was $1.5 million. The pre-tax loss, excluding the foreign currency translation adjustment noted above, attributable to Azerty de Mexico was $5.2 million for the year ended December 31, 2015.